TAX-FREE TRUST OF OREGON
Supplement to the Summary Prospectus
Dated February 1, 2010

The Material under the caption “Management” is replaced by the following:

Management

    Investment Adviser

Aquila Investment Management LLC (the “Manager”)

    Sub-Adviser

Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management

    Portfolio Manager -- Mr. Chris Johns. Mr. Johns has been the portfolio manager of Aquila Tax-Free Fund of Colorado, which has investment objectives similar to those of the Trust, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992.

The date of this supplement is
January 3, 2011